EXHIBIT 99.1
ALLERGAN ANNOUNCES INCREASE IN Q4 AND FULL YEAR 2005 EARNINGS PER SHARE
FOLLOWING AGREEMENT WITH U.S. INTERNAL REVENUE SERVICE
IRVINE, Calif., March 3, 2006 - - Allergan, Inc. (NYSE: AGN) today announced that on March 1, 2006, after the publication of Allergan’s fourth quarter and full year earnings release but before the filing of Allergan’s 2005 Form 10-K, Allergan and the United States Internal Revenue Service entered into an agreement resolving certain tax disputes and permitting Allergan to release a valuation allowance taken in the fourth quarter of 2005 and certain tax contingencies established in prior periods. As a result of the settlement with the Internal Revenue Service and the reversal of these allowances and contingencies, the Company’s fourth quarter and full year 2005 GAAP diluted earnings per share (“EPS”) reported in the yet-to-be-filed 2005 Form 10-K will increase 13 cents from $0.90 and $2.88 as was reported in the Company’s February 2, 2006 earnings release to $1.03 and $3.01, respectively.
In the fourth quarter of 2005, Allergan determined that it was required to record a valuation allowance against a deferred tax asset associated with the 2001 acquisition of Allergan Specialty Therapeutics, Inc. (“ASTI”). After the close of the fourth quarter of 2005, but prior to the filing of Allergan’s 2005 Form 10-K, Allergan held a settlement conference with the Internal Revenue Service and negotiated a settlement with respect to the issue underlying the requirement to record the deferred tax asset valuation allowance. As a result of the settlement, Allergan determined that it is no longer required to record a valuation allowance against the deferred tax asset, which has the effect of increasing the Company’s reported GAAP diluted EPS by 9 cents. Likewise, because the Company’s current written policy for determining adjusted EPS does not contemplate an intra-quarter tax adjustment such as this, the reversal of the allowance has the effect of increasing adjusted diluted EPS by 9 cents as well. Due to this settlement, adjusted diluted EPS in 2005 grew by 23% in comparison to 2004.
Had the Company not obtained this settlement, and thus maintained the established valuation allowance, 2005 adjusted diluted EPS would have been $3.29, a 20% increase over 2004 adjusted diluted EPS; likewise, the Company’s projected 2006 EPS guidance of $3.76 to $3.82, which excludes a $0.20 negative impact related to the expensing of stock options in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, represents a 14%-16% increase over the pre-settlement EPS number for 2005.
In addition, as part of the settlement noted above, the Company will be releasing $5.9 million of accrued reserves for income tax contingencies related to certain other related issues associated with the acquisition of ASTI. The diluted EPS impact of 4 cents for this adjustment will be reflected in the Company’s GAAP earnings reported in the 2005 Form 10-K, but will not have an impact on the Company’s adjusted diluted EPS.
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2-2-2
About Allergan, Inc.
Allergan, Inc., with headquarters in Irvine, California, is a technology-driven, global health care company providing specialty pharmaceutical products worldwide. Allergan develops and commercializes products in the ophthalmology, neurosciences, medical dermatology, medical aesthetics and other specialty markets that deliver value to its customers, satisfy unmet medical needs, and improve patients’ lives.
Forward-Looking Statements
This press release contains “forward-looking statements” regarding Allergan’s earnings for 2005 and the fourth quarter of 2005. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Allergan’s expectations and projections. Risks and uncertainties include additional adjustments that may be required to be made to historical operating results and management’s judgments regarding contingencies reflected in Allergan’s financial statements. Additional information concerning these and other risk factors can be found in press releases issued by Allergan, as well as Allergan’s public periodic filings with the Securities and Exchange Commission, including the discussion under the heading “Certain Factors and Trends Affecting Allergan and its Businesses” in Allergan’s 2004 Form 10-K and Allergan’s Form 10-Q for the quarter ended September 30, 2005. Copies of Allergan’s press releases and additional information about Allergan is available on the World Wide Web at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.
Allergan Contacts:
Jim Hindman (714) 246-4636 (investors)
Joann Bradley (714) 246-4766 (investors)
Ashwin Agarwal (714) 246-4582 (investors)
Caroline Van Hove (714) 246-5134 (media)
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3-3-3
ALLERGAN, INC.
Condensed Consolidated Statements of Earnings and
Reconciliation of Non-GAAP Adjustments
(Unaudited)

	Three months ended
in millions, except per share amounts	December 31, 2005				December 31, 2004
		Non-GAAP				Non-GAAP
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Product sales
Net sales	$594.9	$—		$594.9	$556.2	$—		$556.2
Cost of sales	95.3	(0.1	)(a)(c)	95.2	103.8	—		103.8

Product gross margin	499.6	0.1		499.7	452.4	—		452.4

Selling, general and administrative	224.4	(1.8	)(a)(b)(g)(h)	222.6	206.1	—		206.1
Research and development	107.5	(0.4	)(a)	107.1	88.0	—		88.0
Restructuring charges	6.2	(6.2	)(c)	—	7.0	(7.0	)(i)	—

Operating income	161.5	8.5		170.0	151.3	7.0		158.3

Interest income	12.4	—		12.4	7.3	—		7.3
Interest expense	(4.9)	(0.8	)(k)	(5.7)	(3.9)	—		(3.9)
Unrealized gain (loss) on derivative instruments, net	0.1	(0.1	)(d)	—	(0.5)	0.5	(d)	—
Gain on investments	—	—		—	0.3	—		0.3
Other, net	0.4	—		0.4	6.5	(6.5	)(e)	—

	8.0	(0.9)		7.1	9.7	(6.0)		(3.7)

Earnings before income taxes and minority interest	169.5	7.6		177.1	161.0	1.0		162.0

Provision for income taxes	29.2	11.6	(f)	40.8	48.2	(1.4	)(j)	46.8
Minority interest	0.2	—		0.2	0.3	—		0.3

Net earnings	$140.1	$(4.0)		$136.1	$112.5	$2.4		$114.9

Net earnings per share:
Basic	$1.06			$1.03	$0.86			$0.88

Diluted	$1.03			$1.00	$0.85			$0.86

Weighted average number of common shares outstanding:
Basic	132.0			132.0	131.3			131.3
Diluted	136.3			136.3	133.0			133.0

Selected ratios as a percentage of net sales

Gross profit	84.0%			84.0%	81.3%			81.3%
Selling, general and administrative	37.7%			37.4%	37.1%			37.1%
Research and development	18.1%			18.0%	15.8%			15.8%
(a)	Transition/duplicate operating expenses, consisting of Cost of sales of $0.2 million; Selling, general and administrative expense of $1.9 million and Research and development expense of $0.4 million

(b)	Costs related to the pending acquisition of Inamed of $0.4 million

(c)	Restructuring charge of $6.2 million and related inventory adjustment of $(0.1) million

(d)	Unrealized loss on the mark-to-market adjustment to derivative instruments

(e)	Income from revised Vitrase collaboration agreement with ISTA pharmaceuticals

(f)	Total tax effect for non-GAAP pre-tax adjustments and other income tax adjustments, consisting of the following amounts (in millions):

Tax effect
Non-GAAP pre-tax adjustments of $7.6 million	$(2.4)
Resolution of uncertain tax positions	(4.6)
Extraordinary dividends of $674 million under the American Jobs Creation Act of 2004	(2.9)
Additional repatriation of foreign earnings of $85.8 million above extraordinary dividends amount	(1.7)

$(11.6)

(g)	Gain on sale of a former manufacturing plant in Argentina of $0.6 million

(h)	Loss on sales of assets primarily used for AMO Contract Manufacturing of $0.1 million

(i)	Restructuring charge related to the scheduled termination of Allergan’s manufacturing and supply agreement with AMO

(j)	Tax effect for non-GAAP adjustments

(k)	Reversal of interest expense related to tax settlements
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4-4-4
“GAAP” refers to financial information presented in accordance with generally accepted accounting principles in the United States.
This press release includes historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission, with respect to the three and twelve months ended December 31, 2005 and December 31, 2004. Allergan believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.
In this press release, Allergan reported the non-GAAP financial measure “adjusted earnings” and related “adjusted diluted earnings per share.” Allergan uses adjusted earnings to enhance the investor’s overall understanding of the financial performance and prospects for the future of Allergan’s core business activities. Specifically, Allergan believes that a report of adjusted earnings provides consistency in its financial reporting and facilitates the comparison of results of core business operations between its current, past and future periods. Adjusted earnings is one of the primary indicators management uses for planning and forecasting in future periods. Allergan also uses adjusted earnings for evaluating management performance for compensation purposes.
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5-5-5
ALLERGAN, INC.
Condensed Consolidated Statements of Earnings and
Reconciliation of Non-GAAP Adjustments
(Unaudited)

	Twelve months ended
in millions, except per share amounts	December 31, 2005				December 31, 2004
		Non-GAAP				Non-GAAP
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Product sales
Net sales	$2,319.2	$—		$2,319.2	$2,045.6	$—		$2,045.6
Cost of sales	399.6	(0.5	)(a)(c)	399.1	386.7	—		386.7

Product gross margin	1,919.6	0.5		1,920.1	1,658.9	—		1,658.9

Selling, general and administrative	913.9	10.0	(a)(j)(n)	923.9	778.9	2.4	(h)	781.3
Research and development	391.0	(4.5	)(a)(b)	386.5	345.6	—		345.6
Restructuring charges	43.8	(43.8	)(c)	—	7.0	(7.0	)(o)	—

Operating income	570.9	38.8		609.7	527.4	4.6		532.0

Interest income	35.4	(2.2	)(d)(f)	33.2	14.1	—		14.1
Interest expense	(12.4)	(7.3	)(d)	(19.7)	(18.1)	—		(18.1)
Unrealized gain (loss) on derivative instruments, net	1.1	(1.1	)(e)	—	(0.4)	0.4	(e)	—
Gain on investments	0.8	(0.8	)(l)	—	0.3	—		0.3
Other, net	3.4	(3.5	)(f)	(0.1)	8.8	(11.5	)(k)	(2.7)

	28.3	(14.9)		13.4	4.7	(11.1)		(6.4)

Earnings before income taxes and minority interest	599.2	23.9		623.1	532.1	(6.5)		525.6

Provision for income taxes	192.4	(22.4	)(g)	170.0	154.0	1.8	(i)	155.8
Minority interest	2.9	(3.1	)(m)	(0.2)	1.0	—		1.0

Net earnings	$403.9	$49.4		$453.3	$377.1	$(8.3)		$368.8

Net earnings per share:
Basic	$3.08			$3.46	$2.87			$2.81

Diluted	$3.01			$3.38	$2.82			$2.75

Weighted average number of common shares outstanding:
Basic	131.1			131.1	131.3			131.3
Diluted	134.0			134.0	133.9			133.9

Selected ratios as a percentage of net sales

Gross profit	82.8%			82.8%	81.1%			81.1%
Selling, general and administrative	39.4%			39.8%	38.1%			38.2%
Research and development	16.9%			16.7%	16.9%			16.9%
(a)	Transition/duplicate operating expenses, consisting of Cost of sales of $0.3 million; Selling, general and administrative expense of $3.8 million and Research and development expense of $1.5 million

(b)	Buy-out of license agreement with Johns Hopkins

(c)	Restructuring charge of $43.8 million and related inventory write-offs of $0.2 million

(d)	Interest income related to previously paid state income taxes and reversal of interest expense related to tax settlements

(e)	Unrealized gain on the mark-to-market adjustment to derivative instrument

(f)	Termination of ISTA Vitrase collaboration agreement (including interest income of $0.1 million)

(g)	Total tax effect for non-GAAP pre-tax adjustments and other income tax adjustments, consisting of the following amounts (in millions):

Tax effect
Non-GAAP pre-tax adjustments of $23.9 million	$(1.7)
Additional benefit for state income taxes	(1.4)
Resolution of uncertain tax positions	(24.1)
Extraordinary dividends of $674 million under the American Jobs Creation Act of 2004	29.9
Additional repatriation of foreign earnings of $85.8 million above extraordinary dividends amount	19.7

$22.4

(h)	Patent infringement settlement

(i)	Income tax benefit for previously paid state income taxes and tax effect for non-GAAP adjustments

(j)	Gain on sale of assets primarily used for AMO contract manufacturing ($5.7 million), gain on sale of distribution business in India ($7.9 million), and gain on sale of a former manufacturing plant in Argentina ($0.6 million)

(k)	Technology transfer fee and income from revised Vitrase collaboration agreement with ISTA pharmaceuticals

(l)	Gain on sale of third party equity investment

(m)	Minority interest related to gain on sale of distribution business in India

(n)	Costs related to the pending acquisition of Inamed of $0.4 million

(o)	Restructuring charge related to the scheduled termination of Allergan’s manufacturing and supply agreement with AMO
“GAAP” refers to financial information presented in accordance with generally accepted accounting principles in the United States.
See non-GAAP financial measures disclosure on previous page.
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6-6-6
ALLERGAN, INC.
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31,	December 31,
in millions	2005	2004
Assets

Cash and equivalents	$1,296.3	$894.8
Trade receivables, net	246.1	243.5
Inventories	90.1	89.9
Other current assets	193.1	147.8

Total current assets	1,825.6	1,376.0

Property, plant and equipment, net	494.0	468.5
Other noncurrent assets	530.9	412.5

Total assets	$2,850.5	$2,257.0

Liabilities and stockholders’ equity

Notes payable	$169.6	$13.1
Convertible notes, net of discount	520.0	—
Accounts payable	92.3	97.9
Accrued expenses and income taxes	262.1	348.6

Total current liabilities	1,044.0	459.6

Long-term debt	57.5	56.5
Long-term convertible notes, net of discount	—	513.6
Other liabilities	182.1	111.1
Stockholders’ equity	1,566.9	1,116.2

Total liabilities and stockholders’ equity	$2,850.5	$2,257.0

Days on Hand (DOH)	86	79

Days Sales Outstanding (DSO)	38	40

Cash, net of debt	$549.2	$311.6

Debt-to-capital percentage	32.3%	34.3%
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7-7-7
ALLERGAN, INC.
Reconciliation of Diluted Earnings Per Share
(Unaudited)

in millions, except per share amounts	Three months ended		Twelve months ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Net earnings, as reported	$140.1	$112.5	$403.9	$377.1

Non-GAAP earnings per share adjustments:
Restructuring charge (a)	6.1	7.0	44.0	7.0
Inamed transaction costs	0.4	—	0.4	—
Sale of former manufacturing plant in Argentina	(0.6)	—	(0.6)	—
Transition/duplicate operating expense	2.5	—	5.6	—
Buy-out of license agreement with Johns Hopkins	—	—	3.0	—
Gain on sale of distribution business in India	—	—	(7.9)	—
Loss/(gain) on sale of assets primarily used for AMO contract manufacturing	0.1	—	(5.7)	—
Termination of ISTA Vitrase collaboration agreement	—	—	(3.6)	—
Gain on sale of equity investment	—	—	(0.8)	—
Interest related to previously paid state income taxes and income tax settlements	(0.8)	—	(9.4)	—
Technology transfer fee	—	—	—	(5.0)
Income from ISTA Vitrase collaboration	—	(6.5)	—	(6.5)
Patent infringement settlement	—	—	—	(2.4)
Unrealized (gain) loss on derivative instruments	(0.1)	0.5	(1.1)	0.4

	147.7	113.5	427.8	370.6

Tax effect for above items	(2.4)	1.4	(1.7)	4.3
Resolution of uncertain tax positions	(4.6)	—	(24.1)	—
Tax effect of dividend repatriation	(4.6)	—	49.6	—
State income tax recovery	—	—	(1.4)	(6.1)
Minority interest effect of sale of distribution business in India	—	—	3.1	—

Adjusted diluted earnings	$136.1	$114.9	$453.3	$368.8

Weighted average number of shares issued	132.0	131.3	131.1	131.3

Net shares assumed issued using the treasury stock method for options outstanding during each period based on average market price	2.3	1.2	1.7	1.6

Dilutive effect of assumed conversion of convertible subordinated notes outstanding	2.0	0.5	1.2	1.0

	136.3	133.0	134.0	133.9

Diluted earnings per share, as reported	$1.03	$0.85	$3.01	$2.82

Non-GAAP earnings per share adjustments:
Restructuring charge (a)	0.03	0.04	0.28	0.04
Transition/duplicate operating expense	0.01	—	0.03	—
Buy-out of license agreement with Johns Hopkins	—	—	0.02	—
Gain on sale of distribution business in India	—	—	(0.05)	—
Loss/(gain) on sale of assets primarily used for AMO contract manufacturing	—	—	(0.04)	—
Termination of ISTA Vitrase collaboration agreement	—	—	(0.03)	—
Interest related to previously paid state income taxes and income tax settlements	—	—	(0.04)	—
Technology transfer fee	—	—	—	(0.02)
Patent infringement settlement	—	—	—	(0.01)
Income from ISTA Vitrase collaboration	—	(0.03)	—	(0.03)
Unrealized (gain) loss on derivative instruments	—	—	—	—
Resolution of uncertain tax positions	(0.03)	—	(0.18)	—
Tax effect of dividend repatriation	(0.04)	—	0.37	—
State income tax recovery	—	—	(0.01)	(0.05)
Minority interest effect of sale of distribution business in India	—	—	0.02	—

Adjusted diluted earnings per share	$1.00	$0.86	$3.38	$2.75

Year over year change	16.3%		22.9%

(a) Including inventory adjustments reported in cost of sales of $(0.1) million and $0.2 million for the three and twelve month periods ending December 31, 2005, respectively.
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8-8-8
ALLERGAN, INC.
Reconciliation of Diluted Earnings Per Share
(Unaudited)
(As previously reported in press release dated February 2, 2006)

in millions, except per share amounts	Three months ended		Twelve months ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Net earnings, as reported	$122.0	$112.5	$385.8	$377.1

Non-GAAP earnings per share adjustments:
Restructuring charge (a)	6.1	7.0	44.0	7.0
Inamed transaction costs	0.4	—	0.4	—
Sale of former manufacturing plant in Argentina	(0.6)	—	(0.6)	—
Transition/duplicate operating expense	2.5	—	5.6	—
Buy-out of license agreement with Johns Hopkins	—	—	3.0	—
Gain on sale of distribution business in India	—	—	(7.9)	—
Loss/(gain) on sale of assets primarily used for AMO contract manufacturing	0.1	—	(5.7)	—
Termination of ISTA Vitrase collaboration agreement	—	—	(3.6)	—
Gain on sale of equity investment	—	—	(0.8)	—
Interest related to previously paid state income taxes and income tax settlements	—	—	(8.6)	—
Technology transfer fee	—	—	—	(5.0)
Income from ISTA Vitrase collaboration	—	(6.5)	—	(6.5)
Patent infringement settlement	—	—	—	(2.4)
Unrealized (gain) loss on derivative instruments	(0.1)	0.5	(1.1)	0.4

	130.4	113.5	410.5	370.6

Tax effect for above items	(2.8)	1.4	(2.1)	4.3
Resolution of uncertain tax positions	1.3	—	(18.2)	—
Tax effect of dividend repatriation	(4.6)	—	49.6	—
State income tax recovery	—	—	(1.4)	(6.1)
Minority interest effect of sale of distribution business in India	—	—	3.1	—

Adjusted diluted earnings	$124.3	$114.9	$441.5	$368.8

Weighted average number of shares issued	132.0	131.3	131.1	131.3

Net shares assumed issued using the treasury stock method for options outstanding during each period based on average market price	2.3	1.2	1.7	1.6

Dilutive effect of assumed conversion of convertible subordinated notes outstanding	2.0	0.5	1.2	1.0

	136.3	133.0	134.0	133.9

Diluted earnings per share, as reported	$0.90	$0.85	$2.88	$2.82

Non-GAAP earnings per share adjustments:
Restructuring charge (a)	0.03	0.04	0.28	0.04
Transition/duplicate operating expense	0.01	—	0.03	—
Buy-out of license agreement with Johns Hopkins	—	—	0.02	—
Gain on sale of distribution business in India	—	—	(0.05)	—
Loss/(gain) on sale of assets primarily used for AMO contract manufacturing	—	—	(0.04)	—
Termination of ISTA Vitrase collaboration agreement	—	—	(0.03)	—
Interest related to previously paid state income taxes and income tax settlements	—	—	(0.04)	—
Technology transfer fee	—	—	—	(0.02)
Patent infringement settlement	—	—	—	(0.01)
Income from ISTA Vitrase collaboration	—	(0.03)	—	(0.03)
Unrealized (gain) loss on derivative instruments	—	—	—	—
Resolution of uncertain tax positions	0.01	—	(0.14)	—
Tax effect of dividend repatriation	(0.04)	—	0.37	—
State income tax recovery	—	—	(0.01)	(0.05)
Minority interest effect of sale of distribution business in India	—	—	0.02	—

Adjusted diluted earnings per share	$0.91	$0.86	$3.29	$2.75

Year over year change	5.8%		19.6%

(a) Including inventory adjustments reported in cost of sales of $(0.1) million and $0.2 million for the three and twelve month periods ending December 31, 2005, respectively.
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